UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2018

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 21, 2018, five wholly-owned subsidiaries of Hines Global REIT Properties LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold five logistics facilities located in Warsaw, Katowice, and Wroclaw, Poland (the “Poland Logistics Portfolio”) to Gemini Poland Holdco S.à r.l. (the “Poland Purchaser”). The Poland Purchaser is a part of the Blackstone Group and is not affiliated with Hines Global or its affiliates.

The aggregate contract sales price for the Poland Logistics Portfolio was approximately €140.0 million (approximately $159.6 million based on an exchange rate of $1.14 per EUR, as of the date the sale was completed) in aggregate, exclusive of transaction costs and closing prorations.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2018 and the Year Ended December 31, 2017
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

November 27, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 21, 2018, five wholly-owned subsidiaries of Hines Global REIT Properties LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold five logistics facilities located in Warsaw, Katowice, and Wroclaw, Poland (the “Poland Logistics Portfolio”) to Gemini Poland Holdco S.à r.l. (the “Poland Purchaser”). The Poland Purchaser is a part of the Blackstone Group and is not affiliated with Hines Global or its affiliates.

The aggregate contract sales price for the Poland Logistics Portfolio was approximately €140.0 million (approximately $159.6 million based on an exchange rate of $1.14 per EUR, as of the date the sale was completed) in aggregate, exclusive of transaction costs and closing prorations.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of the Poland Logistics Portfolio, including the receipt of proceeds from the sale, as well as the effect of the dispositions of Fiege Mega Centre, the Harder Logistics Portfolio, Simon Hegele Logistics (collectively, the “German Logistics Properties”), and 818 Bourke Street, 100 Brookes Street, 825 Ann Street, 465 Victoria Avenue (collectively the “Australia Portfolio”), and Campus at Playa Vista. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2018
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of the Poland Logistics Portfolio, as well as the effect of the dispositions of the Australia Portfolio and Campus at Playa Vista, had occurred as of September 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2018. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed these transactions on September 30, 2018, nor does it purport to represent our future financial position.

	As of September 30, 2018 (a)	Adjustments for the disposition of the Poland Logistics Portfolio		Prior Dispositions Pro Forma Adjustments		Pro Forma
ASSETS
Investment property, net	$2,348,389	$(97,346)	(c)	$(390,204)	(e)	$1,860,839
Cash and cash equivalents	142,323	86,456	(b)	446,364	(f)	675,143
Restricted cash	20,206	(135)	(c)	(2,166)	(e)	17,905
Tenant and other receivables, net	67,776	(1,533)	(c)	(11,823)	(e)	54,420
Intangible lease assets, net	284,820	(9,599)	(c)	(28,839)	(e)	246,382
Deferred leasing costs, net	143,785	(13,374)	(c)	(22,976)	(e)	107,435
Deferred financing costs, net	569	—		(22)	(e)	547
Other assets	29,494	(7,442)	(c)	(797)	(e)	21,255
Total assets	3,037,362	(42,973)		(10,463)		2,983,926
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	118,340	(2,900)	(c)	10,649	(e)	126,089
Due to affiliates	7,698	1,596	(c)	7,336	(e)	16,630
Intangible lease liabilities, net	58,477	—		(996)	(e)	57,481
Other liabilities	21,512	(524)	(c)	(1,951)	(e)	19,037
Distributions payable	26,283	—		—		26,283
Notes payable, net	1,447,722	(68,368)	(c)	(306,518)	(e)	1,072,836
Total liabilities	1,680,032	(70,196)		(291,480)		1,318,356

Commitments and Contingencies	—	—				—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of September 30, 2018	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of September 30, 2018; 270,889 issued and outstanding as of September 30, 2018	271	—		—		271
Additional paid-in capital	2,437,937	—		—		2,437,937
Accumulated distributions in excess of earnings	(925,523)	23,799	(d)	249,960	(g)	(651,764)
Accumulated other comprehensive income (loss)	(155,963)	3,424	(d)	31,057	(g)	(121,482)
Total stockholders’ equity	1,356,722	27,223		281,017		1,664,962
Noncontrolling interests	608	—		—		608
Total equity	1,357,330	27,223		281,017		1,665,570
Total liabilities and equity	3,037,362	(42,973)		(10,463)		2,983,926

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the Poland Logistics Portfolio, including the receipt of proceeds from the sale, as well as the effect of the dispositions of the German Logistics Properties, Australia Portfolio and Campus at Playa Vista, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2018 (a)	Adjustments for the disposition of the Poland Logistics Portfolio (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$233,742	$(10,162)	$(47,600)	$175,980
Other revenue	13,490	(48)	(4,219)	9,223
Total revenues	247,232	(10,210)	(51,819)	185,203
Expenses:
Property operating expenses	57,770	(4,135)	(9,185)	44,450
Real property taxes	31,779	(1,504)	(3,535)	26,740
Property management fees	5,535	(489)	(853)	4,193
Depreciation and amortization	88,056	(2,575)	(17,603)	67,878
Asset management and acquisition fees	26,527	(1,426)	(5,425)	19,676
General and administrative expenses	8,187	—	—	8,187
Impairment losses	9,378	—	—	9,378
Total expenses	227,232	(10,129)	(36,601)	180,502
Income (loss) before other income (expenses) and benefit (provision) for income taxes	20,000	(81)	(15,218)	4,701
Other income (expenses):
Gain (loss) on derivative instruments	(39)	—	—	(39)
Gain (loss) on sale of real estate investments	216,147	—	—	216,147
Foreign currency gains (losses)	(4,543)	1,705	—	(2,838)
Interest expense	(45,921)	1,199	9,557	(35,165)
Other income (expenses)	570	(286)	(100)	184
Income (loss) before benefit (provision) for income taxes	186,214	2,537	(5,761)	182,990
Benefit (provision) for income taxes	1,383	(196)	275	1,462
Benefit (provision) for income taxes related to sale of real estate	(3,229)	—	3,229	—
Net income (loss)	184,368	2,341	(2,257)	184,452
Net (income) loss attributable to noncontrolling interests	(10,220)	—	—	(10,220)
Net income (loss) attributable to common stockholders	$174,148	$2,341	$(2,257)	$174,232
Basic and diluted income (loss) per common share:	$0.64	$—	$—	$0.64
Weighted average number of common shares outstanding	272,563	—	—	272,563

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the Poland Logistics Portfolio, including the receipt of the proceeds from the sale, as well as the effect of the dispositions of the German Logistics Properties, Australia Portfolio and Campus at Playa Vista, had occurred as of January 1, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2017. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2017, nor does it purport to represent our future operations.

	Year Ended December 31, 2017 (a)	Adjustments for the disposition of the Poland Logistics Portfolio (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$379,188	$(13,559)	$(69,444)	$296,185
Other revenue	24,461	(72)	(6,112)	18,277
Total revenues	403,649	(13,631)	(75,556)	314,462
Expenses:
Property operating expenses	89,043	(5,316)	(11,714)	72,013
Real property taxes	48,566	(1,884)	(4,679)	42,003
Property management fees	8,230	(590)	(1,071)	6,569
Depreciation and amortization	138,503	(3,704)	(26,913)	107,886
Acquisition related expenses	127	—	—	127
Asset management and acquisition fees	37,949	(1,838)	(6,692)	29,419
General and administrative expenses	9,250	—	—	9,250
Impairment losses	7,124	—	—	7,124
Total expenses	338,792	(13,332)	(51,069)	274,391
Income (loss) before other income (expenses) and benefit (provision) for income taxes	64,857	(299)	(24,487)	40,071
Other income (expenses):
Gain (loss) on derivative instruments	(634)	—	—	(634)
Gain (loss) on sale of real estate investments	364,325	—	—	364,325
Foreign currency gains (losses)	10,046	(3,789)	—	6,257
Interest expense	(59,461)	1,915	12,581	(44,965)
Other income (expenses)	680	(527)	(197)	(44)
Income (loss) before benefit (provision) for income taxes	379,813	(2,700)	(12,103)	365,010
Benefit (provision) for income taxes	8,705	(6,613)	416	2,508
Provision for income taxes related to sale of real estate	(12,911)	—	—	(12,911)
Net income (loss)	375,607	(9,313)	(11,687)	354,607
Net (income) loss attributable to noncontrolling interests	(54,657)	—	—	(54,657)
Net income (loss) attributable to common stockholders	$320,950	$(9,313)	$(11,687)	$299,950
Basic and diluted income (loss) per common share:	$1.16	$—	$—	$1.09
Weighted average number of common shares outstanding	276,374	—	—	276,374

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of September 30, 2018.

(b)	Reflects the proceeds received from the sale of the Poland Logistics Portfolio less any cash on hand at the Poland Logistics Portfolio as of September 30, 2018.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Poland Logistics Portfolio.

(d)	Reflects the adjustments related to the disposition of the Poland Logistics Portfolio and the gain on sale.

(e)
Reflects the Company’s disposition of the Australia Portfolio and Campus at Playa Vista. Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Australia Portfolio and Campus at Playa Vista.

(f)	Reflects the proceeds received from the sale of the Australia Portfolio and Campus at Playa Vista less any cash on hand at the Australia Portfolio and Campus at Playa Vista as of September 30, 2018.

(g)	Reflects the adjustments related to the disposition of the Australia Portfolio and Campus at Playa Vista and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Poland Logistics Portfolio, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, foreign currency gains (losses), interest expense, interest income and benefit (provision) for income taxes associated with the Poland Logistics Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of the German Logistics Properties, Australia Portfolio and Campus at Playa Vista. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logistics Properties, Australia Portfolio and Campus at Playa Vista, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logistics Properties, Australia Portfolio and Campus at Playa Vista. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2017.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of the Poland Logistics Portfolio, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, foreign currency gains (losses), interest expense, interest income and benefit (provision) for income taxes associated with the Poland Logistics Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of the German Logistics Properties, Australia Portfolio and Campus at Playa Vista. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the German Logistics

Properties, Australia Portfolio and Campus at Playa Vista, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, interest expense, interest income and benefit (provision) for income taxes associated with the German Logistics Properties, Australia Portfolio and Campus at Playa Vista. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.